Exhibit (j)(1)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the reference to us under the heading "Financial Highlights" in this Registration Statement on Form N-1A of Pilgrim Mayflower Trust (File No. 33-67852).


/s/ PricewaterhouseCoopers LLP

Denver, Colorado
May 8, 2001